ALLOCATION OF PURCHASE PRICE TO ASSETS ACQUIRED AND LIABILITIES ASSUMED	Dec. 19, 2024
Awaysis Belize Limited [Member]
Restructuring Cost and Reserve [Line Items]
ALLOCATION OF PURCHASE PRICE TO ASSETS ACQUIRED AND LIABILITIES ASSUMED

Note 3. Allocation of Purchase Price to Assets Acquired and Liabilities Assumed

Asset Class	Fair Value (USD)	Valuation Technique	Fair Value Hierarchy
Cash in bank	18,699	Book value	Level 1
Inventories	533,050	Market approach	Level 2
Mortgage receivable	499,437	Income approach (discounted cash flows)	Level 3
Property and equipment	739,221	Cost approach	Level 2
Site development	951,850	Cost approach	Level 2
Land	1,641,660	Market approach	Level 2
Escrow deposit on land contract	81,498	Book value	Level 1
Total assets acquired	4,465,415
Due to BOS Investment Inc.	(1,703,897)	Contractual amount	Level 2
Due to Michael Singh	(2,761,518)	Contractual amount	Level 2
Total liabilities assumed	(4,465,415)
Net assets acquired	-

The following table presents the allocation of the purchase price to the fair values of assets acquired and liabilities assumed as of the Acquisition Date:

Note 3. Allocation of Purchase Price to Assets Acquired and Liabilities Assumed (continued)

The Company utilized the services of an independent and licensed appraiser, along with estimates and assumptions provided by management, to estimate the fair value of the assets acquired and liabilities assumed.

As a result of its analysis, the Company concluded the acquisition of Chial Mountain Limited did not meet the criteria of a business combination pursuant to ASC 805, “Business Combinations,” and therefore was accounted for as an asset acquisition.